SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) January 29, 2003


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000

ITEM 5.  Other Events.

On January 29, 2003, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as
Exhibit 99.

Item 99. Press release dated January 29, 2003.



                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: January 29, 2003           By:/s/ Douglas J. Goddard
                                         Douglas J. Goddard
                                         Chief Financial Officer

          FIRSTFED REPORTS RESULTS FOR THE FOURTH QUARTER OF 2002

        Santa Monica, California, January 29, 2003 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $14.3 million or $0.83 per diluted common share for the fourth quarter of 2002, compared to net earnings of $16.2 million or $0.92 per diluted common share for the third quarter of 2002 and $12.9 million or $0.73 per diluted common share for the fourth quarter of December 2001. Net earnings for the quarter ended December 31, 2002 include a $1.1 million recovery of interest income on charged-off and non-accrual loans and other adjustments to loan income. Net earnings for the third quarter of 2002 include income of $5.9 million resulting from a revised estimate of the Bank's repurchase liability for loans sold with recourse.

        Net earnings for the twelve months of 2002 were $55.2 million or $3.15 per diluted common share, compared to $50.3 million or $2.85 per diluted common share for the twelve months of 2001. Net earnings for the twelve months of 2002 include the aforementioned income resulting from the Bank's repurchase liability for loans sold with recourse. After tax, year-to-date earnings were increased by $3.4 million or $0.19 per diluted common share during 2002 due to this revised estimate.

        Net interest income increased by 3% and 2% during the fourth quarter and twelve months of 2002, respectively, compared to the prior year periods due to increased interest rate spreads. The interest rate spreads increased to 3.21% and 2.92% for the fourth quarter and twelve months of 2002 from 2.83% and 2.71% for the same periods last year as the cost of interest-bearing liabilities declined faster than the yield on interest-earning assets. The increased spreads compensated for declines in average earning assets.

        Due to continued high levels of loan payoffs, average interest-earning assets decreased to $4.1 billion for the fourth quarter and $4.3 billion for the twelve months of 2002 compared to $4.5 billion for the fourth quarter and $4.4 billion for the twelve months of the prior year. Loan originations were $417.7 million and $1.3 billion for the fourth quarter and twelve months of 2002 compared to $271.7 million and $1.5 billion for the same periods last year.

        Allowances  for  loan  losses   (including   general   valuation
   allowances and valuation allowances for impaired loans) totaled $75.7 million or 1.96% of the loan portfolio as of December 31, 2002 compared to $74.8 million or 1.83% as of December 31, 2001. Non-performing assets were 0.17% of total assets as of December 31, 2002, the same as December 31, 2001.

        The Bank did not record a provision for loan losses during 2002 or 2001. Net loan recoveries of $50 thousand and $950 thousand were recorded for the fourth quarter and twelve months of 2002, respectively, compared to net loan recoveries of $288 thousand and $118 thousand for the fourth quarter and twelve months of 2001, respectively.

      As of December 31, 2002, the Company had assets totaling $4.3 billion and consolidated stockholders' equity of $371.6 million. During the fourth quarter of 2002, the Company repurchased 119,600 shares of common stock at an average market price of $25.74. During 2002, the Company repurchased 353,000 shares of common stock at an average market price of $25.74. There remain 1,382,477 shares eligible for repurchase under the Company's stock repurchase program as of January 28, 2003. First Federal Bank of California operates 29 full-service retail banking offices and 4 loan production offices in Southern California.

      This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantee or promises regarding future results and assumes no responsibility to update such forward-looking statements.

                       KEY FINANCIAL RESULTS FOLLOW

                      FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                 (Dollars in thousands, except share data)
                             (Unaudited)

                                    December 31,  December 31,
                                       2002           2001
                                    ----------    ----------
  ASSETS
  Cash and cash equivalents         $     45,199  $   174,171
  Investment securities,
    available-for-sale (at fair
    value)                               103,055      110,444
  Mortgage-backed securities,
    available-for-sale (at fair
    value)                               200,585      284,079
  Loans receivable, held-for-sale
    (fair value of $2,300 and
    $5,250)                                2,293        5,246
  Loans receivable, net                3,766,942    3,999,643
  Accrued interest and dividends
    receivable                            17,752       22,076
  Real estate                                347        1,515
  Office properties and equipment,
    net                                   10,342       10,822
  Investment in Federal Home Loan
    Bank (FHLB) stock, at cost            78,728       91,713
  Other assets                            28,486       26,580
                                       ---------    ---------
                                    $  4,253,729  $ 4,726,289
                                       =========    =========

  LIABILITIES

  Deposits                          $  2,527,026  $ 2,546,647
  FHLB advances                        1,167,000    1,597,000
  Securities sold under agreements
    to repurchase                        155,273      211,040
  Accrued expenses and other
    liabilities                           32,789       45,924
                                       ---------    ---------
                                       3,882,088    4,400,611
                                       ---------    ---------
  COMMITMENTS AND CONTINGENCIES

  STOCKHOLDERS' EQUITY
  Common stock, par value $.01 per
  share;
    Authorized 100,000,000 shares;
    issued 23,395,202 and
    23,362,196 shares, outstanding
    16,931,306, and 17,251,300
    shares                                   234          234
  Additional paid-in capital              35,680       34,670
  Retained earnings -
    substantially restricted             418,885      363,713
  Unreleased shares to employee
    stock ownership plan                    (597)          --
  Treasury stock, at cost,
    6,463,896, and 6,110,896 shares      (84,762)     (75,930)
  Accumulated other comprehensive
    earnings, net of taxes                 2,201        2,991
                                       ---------     --------
                                         371,641      325,678
                                       ---------     --------
                                    $  4,253,729  $ 4,726,289
                                       =========    =========

                      FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
  CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
            (Dollars in thousands, except per share data)
                             (Unaudited)
                                  Three months ended    Twelve months ended
                                     December 31,          December 31,
                                ---------------------   --------------------
                                   2002       2001        2002        2001
                                ---------  ----------   --------   ---------
 Interest income:
    Interest on loans           $ 58,112   $   69,614   $ 243,716  $ 298,942
    Interest on mortgage
      -backed securities           1,891        3,717       9,154     19,803
    Interest and dividends
      on investments               2,435        3,304      11,008     15,187
                                --------   ----------   ---------  ---------
     Total interest income        62,438       76,635     263,878    333,932
                                --------   ----------   ---------  ---------
 Interest expense:
    Interest on deposits          13,166       19,878      60,808     94,568
    Interest on borrowings        14,210       22,733      67,611    107,186
                                --------   ----------   ---------  ---------
     Total interest expense       27,376       42,611     128,419    201,754

 Net interest income              35,062       34,024     135,459    132,178
 Provision for loan losses            --           --          --         --
                                --------   ----------   ---------  ---------
 Net interest income after
   provision for loan losses      35,062       34,024     135,459    132,178
                                --------   ----------   ---------  ---------

 Other income:
    Loan servicing and other
      fees                         1,263          841       4,325      3,319
    Retail office fees             1,256        1,151       4,604      3,791
    Gain on sale of loans          1,242          155       7,806        656
    Real estate operations, net      206          (79)        339        304
    Other operating income           203          184       1,000        849
                                --------   ----------   ---------  ---------
     Total other income            4,170        2,252      18,074      8,919
                                --------   ----------   ---------  ---------
 Non-interest expense:
    Compensation                   8,152        7,357      32,627     29,682
    Occupancy                      2,158        2,122       8,557      8,302
    Amortization of core
      deposit intangible             498          448       1,962      1,564
    Other expenses                 3,753        3,781      15,066     13,626
                                --------   ----------   ---------  ---------
     Total non-interest expense   14,561       13,708      58,212     53,174
                                --------   ----------   ---------  ---------

 Earnings before income taxes     24,671       22,568      95,321     87,923
 Income tax provision             10,380        9,658      40,149     37,621
                                --------   ----------   ---------  ---------
 Net earnings                   $ 14,291   $   12,910   $  55,172  $  50,302
                                ========   ==========   =========  =========
 Other comprehensive earnings
  (loss), net of taxes              (390)        (561)       (790)     5,149
                                --------   ----------   ---------  ---------
 Comprehensive earnings         $ 13,901   $   12,349   $  54,382  $  55,451
                                ========   ==========   =========  =========
 Earnings per share:
    Basic                       $   0.85   $     0.75   $    3.22  $    2.92
                                ========   ==========   =========  =========
    Diluted                     $   0.83   $     0.73   $    3.15  $    2.85
                                ========   ==========   =========  =========
 Weighted average shares
  outstanding:
    Basic                       16,888,883  17,283,591  17,149,712 17,234,591
                                ==========  ==========  ========== ==========
    Diluted                     17,236,018  17,619,704  17,506,129 17,645,647
                                ==========  ==========  ========== ==========

                       FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
                      KEY FINANCIAL HIGHLIGHTS

                                        Quarter ended December 31,
                                             2002         2001
                                          ---------     --------
                                          (Dollars in thousands,
                                          except per share data)
End of period:
   Total assets                          $ 4,253,729   $ 4,726,382
   Cash and securities                   $   148,254   $   284,615
   Mortgage-backed securities            $   200,585   $   284,079
   Loans                                 $ 3,769,235   $ 4,004,889
   Core deposit intangible asset         $     9,323   $    12,750
   Deposits                              $ 2,527,026   $ 2,546,647
   Borrowings                            $ 1,322,273   $ 1,808,040
   Stockholders' equity                  $   371,641   $   325,678
   Book value per share                  $     21.95   $     18.88
   Tangible book value per share         $     21.40   $     18.14
   Stock price (period-end)              $     28.95   $     25.63
   Total loan servicing portfolio        $ 4,123,602   $ 4,436,112
   Loans serviced for others             $   197,250   $   257,629
   % of Adjustable mortgages                   71.46%        71.38%

Other data:
   Employees (full-time equivalent)              497           506
   Branches                                       29            29
   Loan production offices                         4             4

Asset quality:
   Real estate (foreclosed)              $       319    $    1,485
   Non-accrual loans                     $     6,722    $    6,443
   Non-performing assets                 $     7,041    $    7,928
   Non-performing assets as a percent
     of total assets                            0.17%         0.17%
   General valuation allowance (GVA)     $    75,223    $   72,919
   Allowance for impaired loans          $       496    $    1,850
                                           ---------     ---------
   Allowances for loan losses            $    75,719    $   74,769
   Allowances for loan losses as a
     percent of gross loans
     receivable                                 1.96%         1.83%
   Loans sold with recourse              $   108,606    $  137,204
   GVA for loans sold with recourse      $     6,900    $   12,824
   GVA as a percent of loans sold with
     recourse                                   6.35%         9.35%
   Modified loans (not impaired)         $     2,299    $      927
   Impaired loans, net                   $     1,071    $    7,394

Capital ratios:
   Tangible capital ratio                       8.05%         6.42%
   Core capital ratio                           8.05          6.42
   Risk-based capital ratio                    14.53         12.51
   Net worth to assets ratio                    8.74          6.89

                       FIRSTFED FINANCIAL CORP.
                           AND SUBSIDIARY
                KEY FINANCIAL HIGHLIGHTS (continued)

                                   Three months ended     Twelve months ended
                                      December 31,            December 31,
                                  ----------------------  ---------------------
                                    2002        2001        2002       2001
                                  ---------  -----------  ---------  ----------
Selected ratios:                             (Dollars in thousands)
  Expense ratios:
   Efficiency ratio                   38.71%       37.95%      39.95%     37.86%
   Expense-to-average-assets           1.36         1.18        1.31       1.17
   ratio
  Return on average assets             1.33         1.11        1.24       1.10
  Return on average equity            15.65        16.19       15.82      16.93

Yields earned and rates paid:
  Average yield on loans and
   mortgage-backed securities          6.05%        6.91%       6.18%      7.61%
  Average yield on investment
   portfolio (1)                       3.86         3.96        3.65       5.16
  Average yield on all
   interest-earning assets (1)         5.97         6.76        6.08       7.50
  Average rate paid on deposits        2.08         3.24        2.42       4.08
  Average rate paid on
   borrowings                          4.02         4.85        4.39       5.67
  Average rate paid on all
   interest-bearing liabilities        2.76         3.93        3.16       4.79
  Interest rate spread                 3.21         2.83        2.92       2.71
  Effective net spread                 3.38         2.99        3.09       2.90

Average balances:
  Average loans and
   mortgage-backed securities   $ 3,961,612  $ 4,225,715 $ 4,091,852 $4,181,554
  Average investments (2)           150,729      229,831     172,996    200,807
                                  ---------    ---------   ---------  ---------
  Average interest-earning
   assets (2)                     4,112,341    4,455,546   4,264,848  4,382,361
                                  ---------    ---------   ---------  ---------
  Average deposits                2,515,045    2,432,038   2,517,366  2,317,744
  Average borrowings (3)          1,350,902    1,831,462   1,518,283  1,885,426
                                  ---------    ---------   ---------  ---------
  Average interest-bearing
   liabilities                    3,865,947    4,263,500   4,035,649  4,203,170
                                  ---------    ---------   ---------  ---------
  Excess of interest-earning
   assets over interest-
   bearing liabilities          $   246,394  $   192,046 $   229,199 $  179,191
                                  =========    =========   =========  =========

Loan originations and purchases $   417,713  $   271,738 $ 1,288,772 $1,502,335

(1) Excludes FHLB stock dividends and other miscellaneous items.
(2) Excludes FHLB stock.
(3) Excludes accrued interest on tax assessment.